Exhibit 10.24
SECOND AMENDMENT TO LEASE
     This Second Amendment to Lease (this “Amendment”) is entered into effective as of the 1st day of August 2006 by and between SUMO HOLDINGS MARYLAND, LLC, a California limited liability company (hereinafter referred to as “Landlord”) and LEET-MELBROOK, INC., a Maryland corporation (hereinafter referred to as “Tenant”).
RECITALS
     A. On December 7, 1995, Richard L. Dietrick and Garnetta J. Dietrick (collectively referred to as “the Dietricks”) and Tenant entered into a Lease Agreement (“Lease”) for the premises commonly known as 18810 Woodfield Road, Gaithersburg, Maryland (the “Demised Premises”).
     B. On November 8, 2001, the Dietricks assigned all of their right, title and interest in and to the Lease to Landlord.
     C. On August 2, 2005, Landlord and Tenant amended the Lease to grant Tenant an additional option to extend the term of the Lease for five (5) years, which option Tenant exercised.
     D. The parties now desire to further amend the Lease on the terms and conditions set forth in this Amendment.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby amend the Lease upon the terms and subject to the conditions set forth in this Amendment:
     1. Capitalized Terms. Capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.
     2. Section 3(a) of the Lease is hereby amended to provide that the basic annual rent for the period from and including August 2006 through and including July 2011 shall be One Hundred Seventy-Three Thousand Five Hundred Dollars ($173,500), payable in equal monthly installments.
     3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.
     4. Other Terms and Conditions. All other terms and conditions of the Lease, as previously amended, will continue in full force and effect except as expressly modified in this Amendment. The terms and conditions of the Lease, as previously amended, are incorporated into this Amendment by reference, and the terms and conditions of this Amendment are incorporated by reference into the Lease, as previously amended.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

LANDLORD:

SUMO HOLDINGS MARYLAND, LLC,
a California limited liability company

By:	/s/ Sathiyamurthy Chandramohan

Sathiyamurthy Chandramohan

	Its:	Manager

TENANT:

LEET-MELBROOK, INC.,
a Maryland corporation

By:	/s/ Mark W. Legg

Mark W. Legg

	Its:	Chief Financial Officer

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